UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 18, 2006
(Date of earliest event reported)

Umpqua Holdings Corporation
 (Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

        On April 18, 2006, Umpqua Holdings Corporation entered into an Employment Agreement with Steven L. Philpott to serve as Executive Vice President/General Counsel. The agreement provides for at-will employment and has a term of five years from the effective date of March 27, 2006. The agreement provides that if Mr. Philpott is terminated in connection with a change in control of Umpqua he is entitled to receive 12 months salary and 100% of the prior year's bonus. If Mr. Philpott is terminated by Umpqua without cause or leaves for good reason (including material reduction in salary or relocation) he is entitled to receive the greater of six months salary or two weeks salary for every year of employment.

Item 9.01     Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
10.1 Employment Agreement with Steven L. Philpott

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: April 18, 2006	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary